EXHIBIT 10.21

                       Employment Contract, dated January 24, 1994,

                       by and between Southern National Corporation,

                         Southern National Bank of South Carolina

                                   and Luther C. Boliek




                     NOTICE:  THIS AGREEMENT IS SUBJECT TO ARBITRATION
                       PURSUANT TO SECTION 15-48-10 ET. SEQ. OF THE
                          SOUTH CAROLINA UNIFORM ARBITRATION ACT


                                   EMPLOYMENT AGREEMENT
                    THIS AGREEMENT made and entered into this   24th   day

               of January, 1994, by and between SOUTHERN NATIONAL
               CORPORATION, SOUTHERN NATIONAL BANK OF SOUTH CAROLINA, as

               successor to the First Savings Bank, FSB, hereinafter referred to as "Bank", and LUTHER C. BOLIEK of GREENVILLE,

               SOUTHER CAROLINA, hereinafter referred to as "Employee", provides as follows:

                                   W I T N E S S E T H :
                    WHEREAS, The First Savings Bank, FSB ("FSB") previously

               entered into an employment agreement with Employee (the "FSB Agreement"); and

                    WHEREAS, Southern National Corporation, Bank, and
               Employee desire to amend and restate the FSB Agreement and substitute this employment agreement in lieu thereof as of the Effective Data, as defined in paragraph 15.1.

                    NOW, THEREFORE, for and in consideration of the mutual
               promises and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Employee, Southern National

               Corporation, and Bank covenant and agree as follows:
                    ARTICLE I.  EMPLOYEE'S RESPONSIBILITIES

                    1.1. Southern National Corporation does hereby employ and engage Employee as Vice Chairman. Employee shall have all responsibilities associated with such position and such other or additional duties as may be assigned to him from time to time by the Chairman of Southern National
               Corporation or its Board of Directors consistent with the

               duties and responsibilities of the position held by Employee. Employee shall report to the Chairman of Southern

               National Corporation.
                    1.2  Employee shall provide full-time services to Bank,

               Southern National Corporation, and its other affiliates (collectively referred to herein as "SNC"). For purposes of this Agreement, the term "SNC" shall refer to Southern




               National Corporation and its other affiliates unless the context clearly implies that it refers only to Southern

               National Corporation. Employee will assist in business development efforts as required by Bank and SNC. Employee will be required to work on behalf of Bank and SNC according to a mutually agreed schedule which must meet reasonable requirements of Bank and SNC.
                    1.3  The place of performance of Employee's duties

               shall be in Greenville, South Carolina, except for required business travel and other short-term business-related obligations.
                    1.4  During the following Employee's employment with

               Bank and SNC, Employee will not discuss or use any confidential information or proprietary data of Bank or SNC,

               in any form, except in the course of Employee's employment with Bank and SNC.

                    ARTICLE II.  PERFORMANCE OF DUTIES
                    2.1  Employee agrees that Employee will, at all times,

               faithfully,industriously and to the best of Employee's ability, experience and talents perform any duties that may be required by and from Employee pursuant to the terms hereof, to the reasonable satisfaction of Bank and SNC.

                    2.2 During the term of this Agreement, Employee agrees not to working any other paying capacity without the prior written consent of Bank's and SNC's management.
                    ARTICLE III.  DURATION, SEVERANCE PAY AND SUPPLEMENTAL
                                   RETIREMENT BENEFIT

                    3.1 The initial term of employment under this Agreement shall begin as of the Effective Date, as defined in paragraph 15.1, and shall end three (3) years later unless the initial term (or an extended term, as the case may be) is continued for an extended term as provided hereinbelow, subject to prior termination. Each extended term shall be for a period of one (1) year and shall begin at the end of the expiring initial term (or an expiring extended term, as the case may be). The parties hereto must mutually agree in writing to an extended term at least sixty




               (60) days prior to the end of the expiring initial term, or an expiring extended term, whichever shall be applicable.

                    3.2 The death of the Employee during the term of this Agreement shall terminate this agreement.

                    3.3 Employee shall receive up to six (6) months full compensation for any period of illness or incapacity during the term of this Agreement. Thereafter, and unless Employee shall have resumed his full responsibilities hereunder prior to the end of such six (6) month period, this Agreement and the employment contemplated hereunder shall terminate.

               Thereafter, Employee shall be entitled to such benefits as to which Employee may be entitled under any short- or long-

               term disability plans maintained by SNC. Management further reserves the right to appoint another person to Employee's position on a temporary basis during the six (6) month period of illness or incapacity. Periods of absence de to illness or incapacity shall be treated as months worked for purposes of paragraph 3.6; provided, however, that no more than six (6) months of such absence shall be in addition to, and shall not reduce, any benefits payable under paragraphs

               3.6 and 3.7.
                    3.4  Bank and SNC reserve the right to terminate this

               Agreement at any time for Just Cause. For purposes of this Agreement, termination for "Just Cause" shall mean termination for personal dishonesty, willful misconduct, breach of a fiduciary duty involving personal profit,

               intentional failure to perform stated duties, willful violation of any law, rule,regulation (other than a law,

               rule or regulation relating to a traffic violation or similar offense, the violation of which does not involve moral turpitude and the commission of which is not a felony), final cease-and-desist order, or material breach of any provision of this Agreement. Should Bank or SNC and Employee be unable to agree on whether or not Employee's conduct, acts or omissions constitute "Just Cause" for termination of employment within thirty (30) days after Bank or SNC gives Employee Notice of Termination, the controversy shall be settled by arbitration in accordance with the rules of the South Carolina Uniform Arbitration Act in effect, which decision shall be binding on both parties. The date of termination for this purpose shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by binding or final arbitration award, or final judgement, order or decree of a court of competent jurisdiction (the time for appeal having expired and no appeal having been perfected). Employee shall not be deemed to have been terminated for "Just Cause" without:
                    (a)  delivery to Employee of a written Notice of

                         Termination from the Chairman of Southern National Corporation explaining SNC's or Bank's intention to terminate Employee for "Just Cause" and specifying in detail the facts and circumstances that are the basis for the terminating Employee's employment; and

                    (b) providing an opportunity for Employee to cure any default specified in the Notice of Termination for a period of thirty (30) days after receipt of such notice.

                    3.5 This Agreement may be terminated at any time by either Bank, SNC or Employee for any reason, with or without

               "Just Cause", by giving the other parties to this Agreement sixty (60) days prior written notice of said termination.

                    3.6 Notwithstanding anything in this Agreement to the contrary other than the provisions of Article V, upon termination of this Agreement for any reason whatsoever (including, but not limited to, death, disability,

               termination by any party hereto with or without "Just Cause") and in all events, Bank or SNC shall pay to Employee

               (or his beneficiary or his estate in the event of his death) as severance pay an amount equal to three (3) times his Base

               Salary, as defined in paragraph 4.1. The amount of any severance pay in the preceding sentence shall be reduced by one thirty-sixth (1/36th) for each calendar month Employee works (or is deemed to work (such deemed work not to exceed six (6) months) in accordance with paragraph 3.3) for Bank of SNC, beginning on the Effective Date of this Agreement,




               as defined in paragraph 15.1. In addition to the severance pay previously described in this paragraph 3.6 and the

               Supplemental Retirement Benefit described in paragraph 3.7, if this Agreement is terminated by Bank or SNC without "Just

               Cause", then Employee shall also receive any vested amounts to which he is entitled under the terms of any incentive or deferred compensation plan. Bank and SNC shall pay the severance benefits under this paragraph 3.6 in a lump sum payment within thirty (30) days after termination of this Agreement. In the event that the amount payable to Employee under this paragraph should cause a "parachute payment", as defined in section 280G(b)(2) of the Internal Revenue Code of 1986, as amended ("Code"), then such amount shall be reduced One Dollar ($1.00) at a time until the payment will not constitute a parachute payment. In the event the amount Employee receives under this paragraph should be incorrectly calculated so that such amount constitutes a parachute payment, then Employee will promptly refund the excess amount. Excess amount shall mean the amount in excess of Employee's base amount, as defined in Code section

               280G(b)(3), multiplied by 2.999. The severance benefits in this paragraph 3.6 are in addition to any other benefits

               Employee (or his beneficiary or his estate, as the case may be) may be entitled to upon termination of this Agreement,

               including, but not limited to, the Supplemental Retirement Benefit in paragraph 3.7. It is the intention of the parties to this Agreement that the severance benefits in this paragraph 3.6 shall be paid to Employee (or his beneficiary or his estate in the event of his death) without regard to the reason for the termination of this Agreement and without regard as to who terminated this Agreement. The severance pay in this paragraph 3.6 is a vested benefit.

                    3.7 Notwithstanding anything in this Agreement to the contrary other than the provisions of Article V, upon termination of this Agreement for any reason whatsoever (including, but not limited to, death, disability,

               termination by any party hereto with or without "Just Cause" or expiation of the later of the initial term or an extended term as provided for in paragraph 3.1) and in all events, SNC shall pay to Employee (or his beneficiary or his estate in the event of his death) a Supplemental Retirement Benefit. The Supplemental Retirement Benefit shall be payable in the actuarially equivalent form of a lump sum amount calculated as follows:

                    (A) SNC shall multiply the Employee's "Final Average Monthly Compensation", as defined below, by sixty-five (65%) percent.

                    (B) From the amount determined in (A) SNC shall subtract the "Offset Amount", as defined below.

                    (C) From the result in (B) SNC using the Actuarial Assumptions, as defined below, shall actuarially determine the lump sum present value as of the Date of Termination based upon the Employee receiving the monthly payments for his life with one hundred twenty (120) guaranteed monthly payments so that the payments would cease upon the later of Employee's death or upon one hundred twenty (120) monthly payments having been made. The fact that the Employee is then deceased shall have no effect upon the calculation in the preceding sentence.

                    For purposes of determining the Supplemental Retirement
               Benefit, the following definitions shall apply:

                      (I) "Final Average Monthly Compensation" means the average of the Employee's base annual salary with Bank and SNC for the five (5) consecutive full calendar year period preceding his Date of Termination which produces the highest average and further divided by twelve (12).

                     (II)     "Offset Amount" shall be calculated as
                              follows:

                         (1.1)     Employee's "Final Average Monthly
                                   Compensation", as defined above, shall
                                   be multiplied by 0.0135;

                         (1.2)     Employee's Final Average Monthly
                                   Compensation", as defined above, in
                                   excess of the "Monthly Covered
                                   Compensation Amount", as defined below
                                   shall be multiplied by 0.0006;

                         (1.3) The amounts determined in (1.1) and (1.2) shall be added together;




                         (1.4) The total amount determined in (1.3) shall be multiplied by thirty-five (35);

                         (1.5) The amount determined in (1.4) shall be multiplied by a fraction which shall not exceed one (1). The numerator of the fraction shall be Employee's number of Years of Service with FSB and SNC reduced by three (3) and the denominator of the fraction shall be forty (40).
                                   The amount determined in this (1.5)
                                   shall not exceed the maximum monthly
                                   benefit payable under a defined benefit
                                   pension plan as determined in Section
                                   415 of the Internal Revenue Code of
                                   1986, as amended; and

                         (1.6) The amount determined in (1.5) shall be further reduced by a one-fifteenth (1/15th) fraction for each of the first five (5) years by which the date payment of the Supplemental Retirement Benefit commences prior to the first day of the calendar month immediately preceding Employee's sixty-fifth (65th) birthday and a one-thirtieth (1/30th) fraction for each additional year by which the date payment of the Supplemental Retirement Benefit commences prior to the first day of the calendar month immediately preceding Employee's sixty-fifth (65th) birthday. The reduction in this (1.6) shall be calculated to the nearest month.

                    (III) "Monthly Covered Compensation Amount" means the average of the Social Security taxable wage bases for the thirty-five (35) calendar years ending with the calendar year the Employee attains his sixty-fifth (65th) birthday. If the Employee's Date of Termination occurs prior to his sixty-fifth
                              (65th) birthday, the taxable wage base as of the Date of Termination shall be used in computing such average for any future year which is not otherwise known.

                     (IV) "Years of Service" means the twelve (12) consecutive month period from January 1 to December 31 during which the Employee performs at least one thousand hours of service for FSM or SNC as an Employee. As of February 1, 1994, Employee has 34 Years of Service.

                      (V) "Actuarial Assumptions" shall mean that the actuary shall use age to nearest month, an interest rate of 8.50% and the 1971 Group
                              Annuity Mortality Table - Male in making the calculation herein.

                     (VI) "Date of Termination" means the date this Agreement terminates.
                    As of February 1, 1994, based upon the above formula

               the Supplemental Retirement Benefit would be $798,659.40 and the calculation thereof is shown on Exhibit A which is attached to this Agreement and is made a part hereof by reference.

                    SNC shall pay the Supplemental Retirement Benefit in a
               lump sum payment within thirty (30) days after the

               termination of this Agreement. The Supplemental Retirement Benefit provided in this paragraph 3.7 is in addition to any other benefits Employee (or his beneficiary or his estate, as the case may be) may be entitled to upon termination of this Agreement. It is the intention of the parties to this Agreement that the Supplemental Retirement Benefit in this paragraph 3.7 shall be paid to Employee (or his estate in the event of his death) without regard to the reason for the termination of this Agreement and without regard as to who terminated this Agreement. The Supplemental Retirement

               Benefit, calculated in the manner provided in this paragraph
               3.7 (but not necessarily the February 1, 1994 amount shown above, is a vested benefit.
                    3.8  Should this Agreement terminate pursuant to

               paragraph 3.2 or 3.3, Employee,Employee's legal guardian, estate or beneficiary, as designated by Employee (or his legal guardian, as the case may be) in writing, shall be entitled to the balance of any payments to which Employee is entitled under this Agreement.
                    3.9  The FSB Agreement, effective September 30, 1992,

               as amended, and all prior employment agreements between FSB and Employee are canceled and terminated on the Effective

               Date, as defined in paragraph 15.1.
                    ARTICLE IV. COMPENSATION AND BENEFITS

                    4.1 Bank or SNC shall pay Employee and Employee agrees to accept from Bank or SNC, in payment for Employee's faithful performance of his duties hereunder a "Base Salary"




               of Two Hundred Sixty Thousand and no/100 Dollars
               ($260,000.00) per year, as increased from time to time as

               provided below, payable in equal installments not less frequently than monthly. Employee's Base Salary shall be reviewed at least once per year by Employee's supervisor and may be increased from time to time in accordance with normal business practices of Bank and SNC.
                    4.2  In addition to Employee's Base Salary, Employee

               shall also be entitled to participate in any employee benefit or incentive compensation plan maintained by Bank or

               SNC which is generally available to similarly situated full-time employees of Bank or SNC.

                    ARTICLE V.  BANKING REGULATION
                    5.1  Notwithstanding any term of this Agreement to the

               contrary,this Agreement is subject to the following terms and conditions:

                    (1) Bank or SNC may terminate Employee's employment in accordance with paragraph 3.4 or 3.5, but any termination by

               Bank or SNC shall not prejudice Employee's right to compensation earned or other vested benefits or vested rights under this Agreement.
                    (2)  Bank's or SNC's obligations to provide

               compensation or other benefits to Employee under this Agreement may be suspended if Bank or SNC has been served with a notice of charges by the appropriate federal banking agency under provisions of Section 8 of the Federal Deposit

               Insurance Act (12 U.S.C. 1818) directing Bank or SNC to cease making payments required hereunder; provided, however,

               that
                         (a)  Bank or SNC, respectively, agree to use its

                         best efforts to oppose any such notice of charges as to which there are reasonable defenses;

                         (b)  In the event the notice of charges is
                         dismissed or otherwise resolved in a manner that

                         will permit Bank or SNC to resume its obligations to provide compensation or other benefits hereunder, Bank and SNC shall resume such payments and shall also pay Employee the compensation withheld while the contract obligations were suspended; and

                         (c) During the period of suspension, the vested rights of the contracting parties shall not be affected including, but not limited to, the rights provided in paragraphs 3.6 and 3.7 of this

                         Agreement, except to the extent precluded by such notice.

                    (3)  Bank's or SNC's obligations to provide
               compensation or other benefits to Employee under this

               Agreement shall be terminated to the extent a valid, non-appealable order has been entered by the appropriate federal banking agency under provisions of Section 8 of the Federal Deposit Insurance Act (12 U.S.C. 1818) directing Bank or SNC not to make the payments required hereunder; provided, however, that the vested rights of the contracting parties shall not be affected by such order including, but not limited to, the rights provided in paragraphs 3.6 and 3.7 of this Agreement except to the extent precluded or prohibited by such order.

                    (4)  Bank's or SNC's obligations to provide
               compensation or other benefits to Employee under this

               Agreement shall be terminated or limited to the extent required by the provisions of any final regulation or order of the Federal Deposit Insurance Corporation promulgated under Section 18(k) of the Federal Deposit Insurance Act

               (12 U.S.C. 1828(k) limiting or prohibiting any "golden parachute payments", as defined therein, but only to the extent that the compensation or payments to be provided under this Agreement are so prohibited or limited.

                    (5) Notwithstanding the foregoing, no statute, rule, regulation,order, notice of charges or other item that might prevent or impair Bank from performing its obligations under this Agreement shall excuse SNC from performing its obligations hereunder except to the extent SNC is specifically subject to such statute, rule, regulation,

               order, notice of charges or other item; similarly, not statute, rule, regulation, order, notice of charges or other item that might prevent or impair SNC from performing its obligations under this Agreement shall excuse Bank from performing its obligations hereunder except to the extent Bank is specifically subject to such statute, rule,

               regulation, order, notice of charges or other item.
                    (6)  Nothing contained herein shall obligate Bank or

               SNC to make any payment prohibited by law.
                    ARTICLE VI.  WAIVERS AND MODIFICATIONS

                    6.1 The parties to this Agreement agree that no waiver, amendment or modification of this Agreement or any covenant, condition or limitation shall be valid unless in writing and duly executed by the parties to this Agreement and that no evidence of any waiver, amendment, or modification shall be offered or received in evidence in any proceeding or litigation arising out of or affecting this Agreement, unless such waiver, amendment, or modification is in writing, and duly executed. The parties to this Agreement further agree that the provisions of this Article

               VI may not be waived except as mutually agreed in writing and that the provisions of this Agreement constitute a waiver of the FSB Agreement, as amended, between Employee and FSB as of the Effective Date, as defined in paragraph

               15.1.
                    ARTICLE VII.  CONSTRUCTION

                    7.1 The parties to this Agreement do hereby agree that it is their intention and covenant that this Agreement and performance hereunder and all suits and special proceedings hereunder be construed in accordance with and under and pursuant to the Laws of the State of South Carolina and that in any action, special proceeding or other proceeding that may be brought arising out of, in connection with or by reason of this Agreement, the Laws of the State of South

               Carolina shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted.

                    7.2 Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the requirements of the South Carolina Uniform Arbitration Act then in effect. All arbitration shall be held in Greenville, South Carolina. The arbitrators' expenses and fees, together with other expenses of arbitration, not including counsel fees, incurred in the conduct of the arbitration, shall be paid as provided in the arbitration award. Each party shall beat its own respective counsel fees.

                    ARTICLE VIII.  VALIDITY, ENFORCEABILITY
                    8.1  If any term or provision of this Agreement or the

               application thereof to any person or circumstance shall, to any extent be invalid or unenforceable, the remainder of the

               Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

                    8.2 This Agreement shall be binding upon and inure to the benefit of the respective parties to this Agreement and their executors, administrators, heirs, personal representatives, legal representatives, successors, assigns and affiliates. This Agreement is personal to Employee, and Employee may not assign this Agreement.

                    ARTICLE IX.  MERGERS AND CONSOLIDATIONS
                    9.1  Bank and SNC will require any successor (whether

               direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business of

               SNC to expressly assume and perform all of the obligations of this Agreement.

                    9.2 Unless the parties to this Agreement otherwise mutually agree in writing, SNC shall not merge or consolidate with any other corporation, bank or association until such successor entity expressly agrees to and assumes the obligation of Bank or SNC set forth in this Agreement.
                    9.3  Should a potential successor not agree to assume

               the obligations of Bank or SNC under this Agreement during a merger or consolidation, Employee shall be entitled to compensation from Bank or SNC under the terms of paragraphs
               3.6 and 3.7 payable no later that the earlier of (i) sixty

               (60) days from the date of notice of the failure of the successor to agree to assume the obligations of Bank and SNC or (ii) the date of merger or consolidation.
                    ARTICLE X.  AMENDMENTS

                    10.1 This Agreement may not be amended or modified
               except by written instrument signed by all of the parties to this Agreement. The parties agree that this Agreement constitutes an amendment to the FSB Agreement, as amended,

               effective as of the Effective Date, as defined in paragraph
               15.1.

                    ARTICLE XI.  AMENDMENT OR TERMINATION OF BENEFITS PLANS
                    11.1 Notwithstanding anything in this Agreement to the

               contrary and except for the severance pay under paragraph
               3.6 and the Supplemental Retirement Benefit under paragraph

               3.7 Bank and SNC retain the absolute and sole right to modify, amend or terminate any employee benefit plan maintained by Bank or SNC. In such event, any benefit described in this Agreement for Employee shall be determined based upon such modified, amended or terminated plan as then in existence, in accordance with applicable laws and regulations.
                    ARTICLE XII.  NON-COMPETITION

                    12.1 In the event of termination for any reason
               (including, but not limited to Just Cause), Employee will

               not for a period of twenty-four (24) consecutive months (or such shorter or longer period for which Employee has been paid the severance pay under paragraph 3.6 of this Agreement) without the prior written approval of management,

               become an officer, executive, agent, partner, employee, or director of any business enterprise in substantial direct competition with Bank or SNC, such as any federal or state savings and loan association, bank, mortgage banking company or similar financial institution.
                    The area comprising the non-competition covenant shall

               be a fifty (50) mile radius of any office, branch, or




               facility of Bank or SNC, for which Employee physically performed duties during the term of this Agreement.

                    12.2 In regard to this non-competition covenant Bank,
               SNC and Employee mutually and irrevocably agree as follows:

                    (a) The non-competitive covenant is ancillary to and an integral part of this Agreement.

                    (b) The geographic limitation and duration period are regarded by Employee, Bank and SNC as reasonable, and that the non-competition covenant is necessary for the protection of the business of Bank and SNC. Employee also expressly acknowledges that for the non-competition covenant, Employee has received full and adequate consideration and such consideration was accepted by Employee with full knowledge and awareness of the restrictions in this Agreement.

               Further, Employee agrees that this non-competition covenant does not deprive Employee of a reasonable opportunity to earn a livelihood.
                    (c)  If any one of the restrictions contained in this

               Article XII shall for any reason be held to be excessively broad, it shall be deemed amended by limiting and reducing it so as to be valid and enforceable to the extent compatible with applicable South Carolina law. It is the express intent of Employee, Bank, and SNC that the non-competition covenant contained herein be divisible, and that in all events the bargained-for agreement of the parties to this Agreement be enforced, and the parties to this

               Agreement expressly agree to be bound by the restraints deemed to be reasonable in the event of such finding of excessiveness.
                    ARTICLE XIII.  NOTICE

                    13.1 For purpose of this Agreement, notices and all
               other communications relevant to this Agreement shall be in writing and deemed to have been duly given when personally delivered or mailed by United States Certified or Registered

               Mail, return receipt requested, postage prepaid, address as follows:

                    Employee       or to          Bank




                    Mr. Luther C. Boliek          Southern National
               Corporation
                    310 Pimlico Road              Attn: Corporate Secretary
                    Greenville, SC 29607          Southern National
               Financial Center
                                             P.O. Box 1290
                                             Winston-Salem, NC 27102-1290
               or to such other address as either party to this Agreement may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.
                    ARTICLE XIV.  ENTIRE AGREEMENT

                    14.1 This Agreement sets forth all the promises,
               convenants, agreements, conditions and understandings

               between the parties to this Agreement with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducement or conditions, express or implied, oral or written, with respect thereto, except as contained herein. Moreover, no waiver by any party to this Agreement of any condition or breach or any term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed or construed as a further or continuing waiver of any such condition or breach, nor shall it be deemed or construed as a waiver of any other condition or as a waiver of the breach of any other term, covenant, representation or warranty set forth in this Agreement.

                    ARTICLE XV.  MISCELLANEOUS
                    15.1 The "Effective Date" of this Agreement is February

               1, 1994.
                    IN WITNESS WHEREOF, Southern National Corporation and

               Bank, by their duly authorized officers, and Employee have hereunto set their hands and seals this the day and year first written above.


               IN THE PRESENCE OF:      SOUTHERN NATIONAL CORPORATION

                                        By:
                                        Its:




               IN THE PRESENCE OF:      SOUTHERN NATIONAL BANK OF
                                        SOUTH CAROLINA

                                        By:
                                        Its:



                                        LUTHER C. BOLIEK





                                   EMPLOYMENT AGREEMENT
                                         APPENDIX



               NAME: Luther C. Boliek                  Effective: February
               1, 1994


                1.  Physical Examination

                    Employee shall be entitled to an annual physical

                    examination to be conducted by a qualified, licensed medical doctor of his choice in Greenville, South

                    Carolina. The examination shall be a thorough one, as defined by the policy of the Bank, or as prescribed by the medical doctor with the Bank's approval, within the

                    reasonable constraints of coverages and costs befitting the circumstances. The cost of said examinatin will be paid by the Bank upon presentation of a statement for services. A report as to the condition of Employee will be made available to the Bank's and SNC's

                    Compensation and Benefits Administrators for review, and Employee agrees to release said report to the

                    Bank's and SNC's Compensation and Benefits
                    Administrators upon completion of his annual physical

                    examination.

                2. SNC will continue to provide Employee the club memberships provided to Employee by The First Savings

                    Bank, FSB, as of the Effective Date of the Employment Agreement, as provided in paragraph 15.1 thereof.





                             EXHIBIT A TO EMPLOYMENT AGREEMENT


               Example of computation of Supplemental Retirement Benefit.

               ASSUMPTIONS AND COMPUTATIONS:

                1.  Birthdate of Employee - September 24, 1937
                    Birthdate of Employee's Spouse - March 15, 1937

                2.  Date of Employment with Bank - December 16, 1959

                3.  Employee's Final Average Monthly Compensation is
               $17,985

                4.  Monthly Covered Compensation Amount is $3,080

                5. Employee's Date of Termination is February 1, 1994 Employee's number of Years of Service with Bank and SNC at Date of Termination is thirty-four (34).

                6. The maximum monthly benefit payable under a defined benefit pension plan under section 415 of the Internal Revenue Code of 1986, as amended (in effect at Date of Termination) is $8,910.

                7.  The Offset Amount is calculated pursuant to paragraph
                    3.7 (II) in the Agreement as follows:

                    (1.1)          $17,985 x 0.0135  =      $     242.80
                    (1.2)          $17,985 - 3080    =      $14,905.00
                                                       x     0.006
                                                     $       89.43

                    (1.3)          $242.80 + 89.43   =      $     332.23
                    (1.4)          $332.23 x 35 =    $11,628.05
                    (1.5)            34 - 3 x 11,628.05     =    $
               9,011.74
                                   40

                    (1.6)     $8,910.00 is used since $9,011.74 exceeds the
                           Section 415 limit.

                    The Offset Amount is $4,875.75





                    The Supplemental Retirement Benefit payable as a lump sum amount of $798,659.40 is determined as follows:

                    (i)            $17,985 x 65% = $11,690.25
                    (ii) Offset Amount                - 4,875.75
                    (iii)     Supplemental Retirement            $ 6,814.50



               Date: January 24, 1994                       Initial:
               Initial: